SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    February 11, 2008

InovaChem, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE		26-1946130
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NUMBER)

c/o Polymed Therapeutics, Inc.
3040 Post Oak Blvd, Suite 1110
Houston, Texas 77056
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

713-777-7088
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Expedite 1, Inc.
212 Carnegie Center #206
Princeton, NJ 08540
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

 ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

On February 11, 2007, the Company issued a total of 2,500,000 shares of its restricted common stock in the following manner:

Shareholder Name	Number of Shares	Price per share	Total consideration

1. William Zuo	500,000	$.10	$ 50,000
2. Xiaojing Li	500,000	$.10	$ 50,000
3. Paul Xiaoming Lee	300,000	$.10	$ 30,000
4. Xiaohua Li	200,000	$.10	$ 20,000
5. Exchequer, Inc.	1,000,000	$.10	$100,000
	2,500,000		$250,000

These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering. The offering was not a “public offering” as defined in Section4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of shares offered. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) since they agreed to and received a share certificate bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction. In addition, each of these shareholders were either accredited as defined in Rule 501 (a) of Regulation D promulgated under the Securities Act or sophisticated as defined in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act..

Upon completion of this transaction Exchequer, Inc. cancelled the 100,000 Company shares purchased in the Stock Purchase Agreement described in Item 5.01.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On February 11, 2008 (the "Effective Date"), pursuant to the terms of a Stock Purchase Agreement, Exchequer, Inc., purchased a total of 100,000 shares of the issued and outstanding common stock of Expedite 1, Inc. (the "Company") from Sheila Hunter, (the “Seller”), for an aggregate of $97,000 in cash. The total of 100,000 shares represented 100% of the shares of issued and outstanding common stock of the Company at the time of transfer. Exchequer, Inc. used its personal funds to purchase the shares of the Company.  As part of the acquisition, and pursuant to the Stock Purchase Agreement, the following changes to the Company's directors and officers have occurred:

• As of February 11, 2008 William Zuo, Xiaojing Li, and Henry Toh were appointed to the Board of Directors of the Company.

•  Sheila Hunter then resigned as a member of the Company's Board of Directors and as the Company's President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board, effective February 11, 2008.

• As of February 11, 2008, William Zuo was appointed as the Company's Chief Executive Officer, and Chairman of the Board.
• As of February 11, 2008, Xiaojing Li was appointed as the Company’s Corporate Secretary.
• As of February 11, 2008, Alan Pritzker was appointed as the Company’s Chief Financial Officer.
• As of February 11, 2008, Henry Toh was appointed Vice Chairman of the Board and Executive Vice President of Corporate Development.

In connection with the change in control, the Company changed its executive offices to c/o Polymed Therapeutics, Inc., 3040 Post Oak Blvd, Suite 1110, Houston, Texas 77056.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Sheila Hunter resigned as a member of the Company's Board of Directors effective as of February 11, 2008. Sheila Hunter also resigned as the Company's President, Chief Executive Officer, Chief Financial Officer, and Chairman of the Board, effective February 11, 2008. The resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

William Zuo, Ph.D was appointed as a member of the Company’s Board of Directors and as Chairman of the Company’s Board of Directors and as the Company’s Chief Executive Officer, each as of February 11, 2008.

Dr. Zuo is the President and CEO of Polymed Therapeutics Group of companies both in Asia and the United States since 1995; Polymed specializes in the manufacturing, Sales & Marketing of various complex “Active Pharmaceutical Ingredients”.  Dr. Zuo has been responsible in the building of numerous cGMP facilities in China and has extensive experience in dealing with the FDA in both China and the United States.  Dr. Zuo received his Ph.D in Nanotechnology from Rice University where he was working extensively with Dr. Richard Smalley the late Nobel Prize Scholar. Dr. Zuo also has a Master degrees in Chemical Engineering and Applied Mathematics.

Henry Toh was appointed as a member of the Company’s Board of Directors and as the Company’s Vice Chairman of the Board and Executive Vice President of Corporate Development each as of February 11, 2008.

Mr. Toh is currently serving as a director with five other publicly traded companies. Since 2006, Mr. Toh has served as director of American Surgical Holdings, Inc. Since 2004, Mr. Toh has served as a director of Isolagen, Inc, an American Stock Exchange company specializing cellular therapy. Since 2001, Mr. Toh has served as a director of Teletouch Communications Inc. Since 1992, Mr. Toh has served as an officer and director of C2 Global Technologies Inc., a publicly held voice-over-IP company. Since December 1998, Mr. Toh has served as a director of I DNA, Inc., a specialized finance and entertainment company. From April 2002 until February 2004, Mr. Toh served as a director of Bigmar, Inc., a Swiss pharmaceuticals company.

From September 2004 until August 2005, Mr. Toh served as a director of Vaso Active Pharmaceuticals Inc. Since 1992, Mr. Toh has served as an officer and director of Four M International, Inc., a privately held offshore investment entity. Since August 2005, Mr. Toh has served as a director of Labock Technologies, Inc. Mr. Toh began his career with KPMG Peat, Marwick from 1980 to 1992, where he specialized in international taxation and mergers and acquisitions. Mr. Toh is a graduate of Rice University.

Xiaojing Li was appointed as a member of the Company’s Board of Directors and as the Company’s Corporate Secretary each as of February 11, 2008.

Ms. Li is currently a Vice President of Polymed Therapeutics, Inc., Houston, Texas, a pharmaceutical manufacturing and distribution company she co-founded in 1995.  Ms. Li also serves as Vice President of T & Y Invest and Service, Inc., a company she co-founded in 2001, and serves as a Director of Fannin Bioscience, Inc. a company she co-founded in 1997.  From 2002 to 2007 Ms. Li served as a Partner in Main Street Bioventure 1, L.P., from 1995 to 2001 Ms. Li  served as President of Hand Tech USA a pharmaceutical manufacturing and distributing company.  From 1993 to 2001 Ms. Li served as Chairman of Yunnan Hande Technology Ltd, a Chinese pharmaceutical manufacturing company.  From 1981 to 1986 Ms. Li was a Senior Manager at the Beijing Office of Yunnan Provincial Government in Beijing China.  From 1977-1980 Ms. Li was an Engineer at Yunnan Machinery Tool Factory in Kunming China.  Ms. Li is a graduate of Xian Jiaotong University, Xian, China.

Alan Pritzker was appointed as the Company’s Chief Financial Officer as of February 11, 2008.

Mr. Pritzker corporate experience includes supervision of Finance, Accounting, Information Technology, Office Services, Human Resources and Risk Management. Additionally, Mr. Pritzker has expertise in SEC reporting having been the CFO of publicly traded entities for over 12 years. During that time he participated in all meetings of the Board of Directors, Board Committees (Audit, Compensation and Stock-Option) and is familiar with Corporate Governance issues.

Mr. Pritzker is employed by North Point Consultants, Inc. (“North Point”), a consulting firm that he founded in 2001. North Point provides accounting and administrative services to various other companies. Pursuant to an arrangement with North Point, he is currently the Director of Finance of SeaHawk North America, a vessel management company that provides operational services to cruise companies and cargo shippers. Mr. Pritzker was the Chief Financial Officer of Labock Technologies, Inc. from March 2005 until December 2006 and was the Chief Financial officer of Commodore Cruise Lines from July 1995 until May 2002. He was the principal accounting officer of Regency Cruises from 1985 to 1995. Prior to joining Regency, Mr. Pritzker was employed by Holland America Line and Vacation Travel Concepts in various accounting and finance positions. Mr. Pritzker is a graduate of Brooklyn College.

Other than the acquisition of shares set forth in Section 3.02 above, no transactions have occurred in the last two years to which the Company was a party in which any of the parties listed above had or is to have a direct or indirect material interest. The individuals listed above do not have employment agreements with the Company.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On February 11, 2008 the Company filed an Amended Articles of Incorporation with the State of Delaware changing the Company’s name to InovaChem, Inc.  In addition, the Company amended its bylaws to reflect the name change.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.
Not applicable.

(b)	Pro Forma Financial Information
Not applicable.

(c)	Exhibits.
	2.1	Stock Purchase Agreement dated as of February 11, 2008 between Sheila Hunter and Exchequer, Inc.
	2.2	Articles of Amendment to Articles of Incorporation
	2.3	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

InovaChem, Inc.

By:	/s/William Zuo
William Zuo Chief Executive Officer

Dated: February 14, 2008